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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2006

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                ---------------
                 (State or other jurisdiction of incorporation)


        002-41703                                        90-0156146
(Commission File Number)                    (IRS Employer Identification Number)


                      710 CENTURY PARKWAY, ALLEN, TX 75013
                  ---------------------------------------------
                    (Address of principal executive offices)


                                  972.747.0051
                              ---------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 15, 2006, The X-Change Corporation (the "Company") and AirGATE Technologies, Inc., a wholly-owned subsidiary of the Company ("AirGATE", and collectively with the Company, the "Borrowers"), executed a Promissory Note with Melissa CR 364 Ltd., a Texas Limited Partnership and a current shareholder in the Company (the "Lender"), providing the Borrowers with a $1,000,000 line of credit.

         Certain funds advanced under the note have been used to extinguish all existing notes and accrued interest the Borrowers had accrued with shareholders through August 15, 2006. The note carries a term of 24 months with interest accruing at 10% per annum. Accrued interest under the note is payable quarterly beginning November 1, 2006, and the principal and accrued interest are due upon expiration. At the discretion of the Lender, the note may be converted into restricted common stock of the Company at any time during the term of the note at a conversion rate equal to $.825 per share of the Company's common stock. In addition, the note is secured by 100% of the shares of common stock of AirGATE, and may be prepaid at any time without penalty.

         A copy of the Promissory Note is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Promissory Note is a summary description and does not purport to be a complete statement of the parties' rights and obligations under the Promissory Note and the transactions contemplated therein, and is qualified in its entirety by reference to the attached copy of the agreement.

ITEM 7.01      REGULATION FD DISCLOSURE

         On August 21, 2006, the Company issued a press release to announce the transactions described in Item 1.01 of this report, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

         The information contained in Item 7.01 of this report and in Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit
Number            Description
------            -----------

10.01 Promissory Note, dated as of August 15, 2006, between The X-Change Corporation and AirGATE Technologies, as borrowers, and Melissa CR 364 Ltd., as lender.

99.1              Press Release dated August 21, 2006.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 2006

                                          THE X-CHANGE CORPORATION


                                      By: /s/ Scott R. Thompson
                                          ----------------------------
                                          Scott R. Thompson
                                          Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number            Description
------            -----------

10.01 Promissory Note, dated as of August 15, 2006, between The X-Change Corporation and AirGATE Technologies, as borrowers, and Melissa CR 364 Ltd., as lender.

99.1              Press Release dated August 21, 2006.

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